Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 7,195.06
Total Fee Amount	7,195.06
Total Transaction Valuation	52,100,357.52
Total Offset Amount	0.00
Net Fee	$ 0.00